Exhibit 99.1

MASTER LIQUIDITY EVENT AGREEMENT

This MASTER LIQUIDITY EVENT AGREEMENT (this “Agreement”) is entered into as of February 9, 2014 (the “Effective Date”), by and among Inland Diversified Real Estate Trust, Inc., a Maryland corporation (the “Company”), Inland Diversified Business Manager & Advisor Inc., an Illinois corporation (the “Business Manager”), Inland Diversified Real Estate Services LLC, a Delaware limited liability company, Inland Diversified Asset Services LLC, a Delaware limited liability company, Inland Diversified Development Services LLC, a Delaware limited liability company, Inland Diversified Leasing Services LLC, a Delaware limited liability company (each a “Property Manager” and collectively the “Property Managers”), Inland Investment Advisors, Inc., an Illinois corporation and Inland Computer Services, Inc., an Illinois corporation. The Company, the Business Manager, the Property Managers and the other parties hereto are collectively referred to herein as the “Parties” and each individually as a “Party.” Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms under the Business Management Agreement (as defined below).

RECITALS

WHEREAS, the Business Manager serves as the external business manager and advisor to the Company pursuant to that certain Third Amended and Restated Business Management Agreement, dated as of July 10, 2013, between the Business Manager and the Company (the “Business Management Agreement”);

WHEREAS, the Property Managers provide property management services to the Company pursuant to the certain Amended and Restated Master Real Estate Management Agreement by and between the Company and Inland Diversified Real Estate Services LLC, dated as of September 8, 2011, the certain Amended and Restated Master Real Estate Management Agreement, by and between the Company and Inland Diversified Asset Services LLC, dated as of September 8, 2011, the certain Amended and Restated Master Real Estate Management Agreement, by and between the Company and Inland Diversified Development Services LLC, dated as of September 8, 2011, and the certain Amended and Restated Master Real Estate Management Agreement, by and between the Company and Inland Diversified Leasing Services LLC, dated as of September 8, 2011 (collectively the “Master Property Management Agreements”), and the Real Estate Management Agreements by and between the Company and its subsidiaries and the Property Managers, entered into pursuant to the Master Property Management Agreements and currently in effect (collectively, the “Management Agreements”);

WHEREAS, concurrently with the execution of this Agreement, the Company, Kite Realty Group Trust, a Maryland corporation (“Parent”), and KRG Magellan, LLC, a Maryland limited liability company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which it is contemplated that the Company will merge with and into Merger Sub with Merger Sub being the surviving entity of the merger (the “Merger”);

WHEREAS, the Company, certain affiliates of the Company (including Bulwark Corporation) and Realty Income Corporation, a Delaware corporation (“Realty Income”), have entered into Purchase and Sale Agreements, each dated December 16, 2013, pursuant to which it is contemplated that the Company and certain affiliates of the Company will sell the Company’s portfolio of net-lease commercial real estate assets to Realty Income (the “Net-Lease Portfolio Sale”); and

WHEREAS, the Parties desire to enter into this Agreement in order to commemorate the terms of the consideration due to the Business Manager and the Property Managers in connection with the Merger and the Net-Lease Sale and to provide for certain other agreements in order to facilitate the Merger and the other transactions contemplated thereby.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows, as applicable:

ARTICLE I.

FEES AND EXPENSES

1.01 Liquidity Event Fee. The Business Manager and the Company agree that the Liquidity Event Fee payable to the Business Manager pursuant to Section 8(c) of the Business Management Agreement in connection with the consummation of the Merger on the terms set forth in the Merger Agreement shall be an amount equal to $10,235,000 (the “Liquidity Event Fee”), which Liquidity Event Fee will be paid to the Business Manager by the Company, at or immediately prior to the closing of the Merger (the “Closing”). Notwithstanding the foregoing, (1) the Liquidity Event Fee shall be increased by $1,765,000 (the “Increase Amount”) (resulting in an aggregate Liquidity Event Fee payable by the Company to the Business Manager at the Closing of $12,000,000) in the event that, as of the Closing, the Company has realized at least $3,000,000 in aggregate savings resulting from: (a) reduction in interest rate swap-breakage fee costs resulting from the non-payment of such swap-breakage fee costs; (b) annualized interest savings on new indebtedness placed on properties for which “like kind exchange” treatment has been elected pursuant to Section 1031 of the Internal Revenue Code as compared to current interest expense incurred by the Company computed through the end of the remaining term of the current financing; and/or (c) the avoidance of pre-payment penalties related to the prepayment of the indebtedness secured by the Company’s property located at 8810 Calvine Road, Elk Grove, California through the substitution of other property owned by the Company which is acceptable to the current lender with respect to such indebtedness, and (2) in the event that the aggregate savings realized by the Company as of the Closing pursuant to clause (1) of this sentence total less than $3,000,000, the Liquidity Event Fee shall be increased by a pro rata amount equal to (x) the Increase Amount, multiplied by (y) a fraction, numerator of which is the aggregate savings realized by the Company as of the Closing pursuant to clause (1) of this sentence and the denominator of which is $3,000,000.

1.02 Business Management Fee. The Business Manager shall be entitled to receive the quarterly Management Fee (the “BM Fee”), if any, to which the Business Manager is entitled pursuant to the terms and conditions of Business Management Agreement, prorated through the date of the termination of the Business Management Agreement pursuant to Section 2.02 of this Agreement. The Business Manager shall prepare and furnish to the Company, not later than two (2) business days prior to the Closing, a statement setting forth a calculation and estimate, in good-faith and consistent with past practice, of any pro rata BM Fee payable to the Business Manager for the calendar quarter in which the Closing occurs and the Company shall pay the BM Fee set forth in such statement to the Business Manager at the Closing. The amount of the BM Fee paid at Closing pursuant to the preceding sentence shall be subject to adjustment following the Closing based upon a final statement setting forth a calculation of the pro rata BM Fee payable to the Business Manager prepared by the Business Manager and furnished to Merger Sub or Parent not later than thirty (30) days following the Closing. Parent or Merger Sub, as successor to the Company, on the one hand, and Business Manager, on the other hand, shall be responsible for paying any additional amount owed to the other based upon such post-Closing adjustment and shall pay any such amount within three (3) business days after receipt by Merger Sub or Parent of the statement setting forth such post-Closing adjustment.

1.03 Business Manager Expenses. Notwithstanding anything to the contrary in this Agreement, consistent with past practices and subject to the terms and conditions of the Business Management Agreement, the Business Manager and its Affiliates will be entitled to receive reimbursement for expenses attributable to the Company paid or incurred by the Business Manager, the Sponsor or their respective Affiliates, including all expenses and costs of the salaries and benefits of persons employed by the Business Manager, the Sponsor and their respective Affiliates and performing services for the Company, through the date of the termination of the Business Management Agreement pursuant to Section 2.02 of this Agreement. The Business Manager shall prepare and furnish to Parent, not later ten (10) days following the Closing, a statement setting forth a calculation of any expenses reimbursable to the Business Manager, and Parent or Merger Sub, as the successor to the Company, shall reimburse Business Manager for such expenses within ten (10) days of receipt of such statement.

1.04 Property Manager Fees. The Property Managers shall prepare and furnish to the Company, not later two (2) business days prior to the Closing, a statement setting forth a calculation and estimate, in good-faith and consistent with past practice, of the fees payable to the Property Managers for the month in which the Closing occurs pursuant to the Management Agreements in place immediately prior to the Closing (the “PM Fees”), and the Company shall pay the PM Fees set forth in such statement to the Property Managers at the Closing. The amount of the PM Fees paid at Closing pursuant to the preceding sentence shall be subject to adjustment following the Closing based upon a final statement setting forth a calculation of the PM Fees payable to the Property Managers prepared by the Property Managers and furnished to Merger Sub and Parent not later than thirty (30) days following the Closing. Parent or Merger Sub, as successor to the Company, on the one hand, and Property Managers, on the other hand, shall be responsible for paying any additional amount owed to the other based upon such post-Closing adjustment and shall pay any such amount within three (3) business days after receipt by Merger Sub or Parent of the statement setting forth such post-Closing adjustment.

1.05 Property Manager Expenses. Notwithstanding anything to the contrary in this Agreement, consistent with past practices and subject to the terms and conditions of the Management Agreements, the Property Managers will be entitled to receive reimbursement for all expenses paid or incurred by the Property Managers in providing services under such agreements, including the cost of the salary and benefits of persons employed by the Property Managers and performing services under such agreements, through the date of the termination of the Management Agreements pursuant to Section 2.02 of this Agreement. The Property

Managers shall prepare and furnish to Parent, not later ten (10) days following the Closing, a statement setting forth a calculation of any expenses reimbursable to the Property Managers, and Parent or Merger Sub, as the successor to the Company, shall reimburse the Property Managers for such expenses within ten (10) days of Parent’s receipt of such statement.

1.06 Employee Compensation.

(a) Schedule 1.06(a) sets forth the amounts and terms of the stay-bonuses and severance payments which may be paid by the Property Managers in connection with the Merger. At the Closing, the Company shall reimburse the Property Managers for one hundred percent (100%) of the stay bonuses and severance payments set forth on Schedule 1.06(a) due and payable by the Property Managers at the Closing; provided, however, that Parent or Merger Sub, as the successor to the Company, shall reimburse the Property Managers for one hundred percent (100%) of any such severance payments which become due and payable subsequent to the Closing.

(b) Schedule 1.06(b) sets forth the amount and terms of stay-bonuses and severance payments which may be paid by the Business Manager in connection with the Merger. At the Closing, the Company shall reimburse the Business Manager for one hundred percent (100%) of the stay bonuses and severance payments set forth on Schedule 1.06(b) due and payable by the Business Manager at the Closing; provided, however, that Parent or Merger Sub, as the successor to the Company, shall reimburse the Business Manager for one hundred percent (100%) of any such severance payments which become due and payable subsequent to the Closing.

(c) The Parties agree that neither the Company nor the Parent will pay or reimburse any severance payments, bonuses or other employee-related payments or compensation to the Business Manager, the Property Manager or any of their Affiliates or any persons employed by the Business Manager, the Property Manager or any of their Affiliates in connection with the consummation of the Merger or the Net-Lease Sale or any transactions contemplated thereby, other than pursuant to Section 1.03, Section 1.05, Section 1.06(a) and Section 1.06(b) of this Agreement.

1.07 Other Fees. The Parties agree that, except as provided in this Agreement, none of the Business Manager, the Property Managers or any of their respective Affiliates shall be entitled to or receive, in connection with the consummation of the Merger or the Net-Lease Sale or any transactions contemplated thereby, any incentive fee or other liquidity, disposition, brokerage, or other fees of any kind from the Company or any of its Affiliates pursuant to the Business Management Agreement, the Master Property Management Agreements, any Management Agreement or any other agreement or instrument.

ARTICLE II.

ADDITIONAL AGREEMENTS

2.01 Waiver of Non-Solicitation and Non-Hire.

(a) Effective upon the Effective Date, the Business Manager hereby waives the non-solicitation provisions set forth in Section 19 of the Business Management Agreement with respect to each of the individuals set forth on Schedule 2.01(a) hereto (collectively, the “Business Manager Employees”) and permits the Company and Parent to engage in discussions with the Business Manager Employees regarding employment with Parent following the Effective Date. Effective upon the Closing, the Business Manager shall be deemed to have waived the non-hire provisions set forth in Section 19 of the Business Management Agreement with respect to each of the Business Manager Employees and to permit Parent or its Affiliate to hire the Business Manager Employees following the Closing. The Business Manager further waives the non-solicitation and non-hire provisions set forth in Section 19 of the Business Management Agreement with respect to the discussion between Barry Lazarus and Parent in regards to a potential consulting agreement to be entered into between Mr. Lazarus and Parent or one of its affiliates, and the entering into and performance of such agreement, which such waiver shall be deemed effective as of February 6, 2014.

(b) Effective upon the Effective Date, the Property Managers hereby waive the non-solicitation provisions set forth in Section 7 of the Master Property Management Agreements with respect to each of the individuals set forth on Schedule 2.01(b) hereto (collectively, the “Property Manager Employees”) and permit the Company and Parent to engage in discussions with the Property Manager Employees regarding employment with Parent following the Effective Date. Effective upon the Closing, the Property Managers shall be deemed to have waived the non-hire provisions set forth in Section 7 of the Master Property Management Agreements with respect to each of the Property Manager Employees and to permit Parent or its Affiliate to hire the Property Manager Employees following the Closing. The Property Managers further waive the non-solicitation provision set forth in Section 7 of the Master Property Management Agreements with respect to the discussions between JoAnn McGuiness and Elizabeth McNeely and Parent in regards to a potential consulting agreement to be entered into between Ms. McGuiness and Parent, or one of its affiliates, and Ms. McNeely and Parent, or one of its affiliates, and the entering into and performance of such agreements, which waiver shall be deemed effective as of February 6, 2014.

2.02 Termination of Agreements.

(a) The Parties hereby (A) agree that the Business Management Agreement, each of the Master Property Management Agreements, each of the Management Agreements, the Property Acquisition Agreement, dated August 24, 2009, by and between the Business Manager, the Company and Inland Real Estate Acquisitions, Inc., and the Investment Advisory Agreement For Discretionary Accounts, dated August 24, 2009, by and between the Company and Inland Investment Advisors, Inc. (collectively, the “Terminated Agreements”), shall automatically terminate and be of no further force and effect immediately upon the Closing, (B) agree that this Agreement constitutes all required notice of such terminations pursuant to the Terminated Agreements and (C) agree, only with respect to the completion of the Merger, to waive any and all requirements for the giving of any other prior notice or the form of termination under the Terminated Agreements with respect to such terminations.

(b) The Company agrees to withdraw, effective as of the Closing, from the Software and Consulting Shared Services Agreement, dated as of February 13, 2006 (as amended, the “Shared Services Agreement”), by and among the Company, Inland Computer Services, Inc., Inland Real Estate Corporation, Inland American Real Estate Trust, Inc., Inland Real Estate

Income Trust, Inc., Inland American Holdco Management, LLC, Inland Diversified Holdco Management, LLC and Inland National Holdco, LLC, and the Parties agree that this Agreement constitutes all required notice of the Company’s withdrawal from the Shared Services Agreement.

2.03 Actions Upon Closing. Following the Closing, the Business Manager and the Property Managers agree to (A) promptly return to Parent or Merger Sub, as the successor to the Company in the Merger, all books and records and other materials of the Company in their custody or possession, and (B) promptly pay over to Parent or Merger Sub, as the successor to the Company in the Merger, all moneys collected and held for the account of the Company pursuant to the Business Management Agreement, the Master Property Management Agreements, the Management Agreements or any other agreement or instrument, after deducting any accrued compensation and reimbursement for expenses to which the Business Manager or the Property Managers are entitled pursuant to this Agreement.

2.04 Further Actions. The Business Manager and the Property Managers agree to cooperate with the Company and Parent prior to the Closing and take all reasonable actions requested by the Company or Parent prior to the Closing in order to carry out and effect the Merger and the transactions contemplated thereby.

2.05 Communications. The Business Manager and the Property Managers shall consult with the Company (solely with respect to the period prior to the Merger) and Parent before issuing any press release or otherwise making any public statements or filings with respect to this Agreement or the Merger or any transactions contemplated hereby or thereby, and neither the Business Manager or the Property Managers or any of their Affiliates shall issue any such press release or make any such public statement or filing prior to obtaining the consent of the Company (solely with respect to the period prior to the Merger) and Parent, which consent shall not be unreasonably withheld, conditioned or delayed.

2.06 Negotiations with Parent. The Business Manager and the Property Managers agree that in the event that Parent wishes to acquire assets or services at or following the Closing, that the Business Manager or the Property Managers owns or provides in the normal course of its business, the Business Manager or the Property Managers, as applicable, will entertain such offers and negotiate the terms of the offer in good faith with Parent.

2.07 Removal of the “Inland” Name. Prior to the Closing, the Company agrees to use its commercially reasonable efforts to remove the “Inland” name from the names of any single purpose entities formed to hold title to real estate or any other subsidiaries of the Company

2.08 Company Superior Proposal. In the event that the Company enters into a definitive binding agreement with respect to a Company Superior Proposal (as defined in the Merger Agreement), the Business Manager and the Property Managers agree to negotiate in good faith with the Company with respect to another agreement in connection with such Company Superior Proposal on terms comparable to this Agreement. This Section 2.08 shall survive any termination of this Agreement pursuant to Section 4.02.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.01 Authorization. Each of the Parties is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or formation, and has full right, power, and authority to enter into this Agreement and to assume and perform its respective obligations under this Agreement, and to carry out the transactions contemplated hereby. The execution and delivery of this Agreement and the performance by each of the Parties of its respective obligations hereunder have been duly authorized by all requisite action by each of the Parties.

3.02 Consents and Approvals. No consent, waiver, approval, authorization, order, license, permit or registration of, qualification, designation, declaration or filing with, any person or governmental authority or under any applicable laws is required to be obtained by any of the Parties in connection with the execution, delivery and performance of this Agreement or the transactions contemplated hereby.

3.03 No Violation. None of the execution, delivery or performance of this Agreement, any agreement contemplated hereby between the Parties to this Agreement, and the transactions contemplated hereby and thereby does or will, with or without the giving of notice, lapse of time, or both, violate, conflict with, result in a breach of, or constitute a default under, (a) the organizational documents of each of the Parties, (b) any agreement, document or instrument to which any of the Parties is a party or by which any of the Parties is bound or (c) any term or provision of any judgment, order, writ, injunction, or decree binding on any of the Parties.

ARTICLE IV.

MISCELLANEOUS

4.01 Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the Parties without the prior written consent of the other Parties. This Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

4.02 Termination; Survival. In the event that the Merger Agreement is terminated prior to the consummation of the Merger, this Agreement shall automatically terminate and be of no further effect and the Terminated Agreements shall continue in full force and effect. Except as specifically set forth herein, the terms of this Agreement shall not survive any termination of this Agreement pursuant to the prior sentence. The obligations and liabilities of the Parties under this Agreement shall survive (a) any termination or assignment of the Business Management Agreement or Master Property Management Agreements prior to the Closing, (b) any assignment of the Merger Agreement, and (c) the Closing and consummation of the Merger.

4.03 Modification. This Agreement shall not be changed, modified, or amended, in whole or in part, except by an instrument in writing signed by each Party hereto, or their respective permitted successors or permitted assignees.

4.04 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any present or future law or public policy, (a) such term or other provision shall be fully separable, (b) this Agreement shall be construed and enforced as if such invalid, illegal or unenforceable provision had never comprised a part hereof, and (c) all other conditions and provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable term or other provision or by its severance herefrom so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

4.05 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter of this Agreement.

4.06 Third Party Beneficiaries. Except for the provisions of Section 1.07, 2.01, 2.05, and 2.06 (which shall be for the benefit of Parent), this Agreement is not intended to confer upon any person other than the Parties any rights or remedies.

4.07 Waiver. Neither the failure nor any delay on the part of a Party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the Party asserted to have granted such waiver.

4.08 Governing Law. This Agreement, and all claims or causes of actions (whether at law, in contract or in tort) that may be based upon, arise out of or related to this Agreement or the negotiation, execution or performance of this Agreement, shall be governed by, and construed in accordance with, the laws of the State of Maryland without giving effect to its conflicts of laws principles (whether the State of Maryland or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Maryland.

4.09 Headings. The titles and headings of sections and subsections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

4.10 Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered (by telecopy, electronic delivery or otherwise) to the other Parties. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in

“portable document form” (“pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

4.11 Incorporation of Recitals. The Recitals set forth above are hereby incorporated herein by reference thereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Inland Diversified Real Estate Trust, Inc., a Maryland corporation

By:	/s/ Charles H. Wurtzebach
Name: Charles H. Wurtzebach
Title: Chairman, Special Committee

Inland Diversified Business Manager & Advisor Inc., an Illinois corporation

By:	/s/ Roberta S. Matlin
Name: Roberta S. Matlin
Title: Vice President

Inland Diversified Real Estate Services, LLC, a Delaware limited liability company

By:	/s/ JoAnn M. McGuinness
Name: JoAnn M. McGuiness
Title: President

Inland Diversified Asset Services, LLC, a Delaware limited liability company

By:	/s/ JoAnn M. McGuinness
Name: JoAnn M. McGuiness
Title: President

Inland Diversified Development Services, LLC, a Delaware limited liability company

By:	/s/ JoAnn M. McGuinness
Name: JoAnn M. McGuiness
Title: President

Inland Diversified Leasing Services, LLC, a Delaware limited liability company

By:	/s/ JoAnn M. McGuinness
Name: JoAnn M. McGuiness
Title: President

Inland Investment Advisors, Inc., an Illinois corporation

By:	/s/ Roberta S. Matlin
Name: Roberta S. Matlin
Title: President

Inland Computer Services, Inc., an Illinois corporation

By:	/s/ Kevin McCann
Name: Kevin McCann
Title: President